Capital and financing transactions	6 Months Ended
Apr. 30, 2020
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Capital and financing transactions
12.	Capital and financing transactions
Preferred shares
On April 27, 2020, the Bank redeemed all outstanding Non-Cumulative Preferred Shares Series 30 and 31 at their par values of $154 million and $111 million, respectively, together with all declared and unpaid dividends
.

Common shares
Normal Course Issuer Bid
On May 30, 2019, the Bank announced that OSFI and the Toronto Stock Exchange have approved a normal course issuer bid (the “2019 NCIB”) pursuant to which it may repurchase for cancellation up to 24 million of the Bank’s common shares. Purchases under the 2019 NCIB commenced on June 4, 2019 and terminate upon earlier of: (i) the Bank purchasing the maximum number of common shares under the 2019 NCIB, (ii) the Bank providing a notice of termination, or (iii) June 3, 2020.
Under the 2019 NCIB, the Bank has cumulatively repurchased and cancelled approximately 11.8 million common shares at an average price of $72.41 per share.
During the six months ended April 30, 2020, the Bank repurchased and cancelled approximately
5.6 million common shares at a volume weighted average price of $73.95 per share for a total amount of $414 million.
 During the three months ended April 30, 2020, the Bank repurchased and cancelled approximately 2 million common shares at a volume weighted average price of $72.73 per share for a total amount of $146 million.
On March 13, 2020, OSFI advised federally regulated deposit taking institutions to suspend common share buybacks as part of COVID-19 measures. No share buybacks have occurred since this date.